                                                                    EXHIBIT 23.1

                         CONSENT OF INDEPENDENT AUDITORS

We consent to the incorporation by reference in the following Registration Statements of National City Corporation of our report dated January 23, 2002 with respect to the Consolidated Financial Statements of National City Corporation and subsidiaries included in this Annual Report (Form 10-K) for the year ended December 31, 2001.

                 Registration
     Form        Statement No.   Description
     ----        -------------   -----------
     S-3         33-44209        Registration Statement
     S-3/A       33-44209        Post-Effective Amendment Nos. 1 & 2 to Form S-3
     S-8         33-52271        Registration Statement
     S-8         33-45363        Registration Statement
     S-4         33-56539        Registration Statement
     POS AM      33-56539        Post-Effective Amendment No. 1 (on Form S-8) to Form S-4
     S-8         33-57045        Registration Statement
     S-8         33-58815        Registration Statement
     S-8 POS     333-01697       Post-Effective Amendment No. 1 (on Form S-8) to Form S-4
     S-4/A       333-01697       Post-Effective Amendment No. 1 (on Form S-4/A) to Form S-4
     S-4         333-01697       Registration Statement
     S-4         333-46571       Registration Statement
     POS AM      333-46571       Post-Effective Amendment No. 1 to Form S-4
     POS AM      333-46571       Post-Effective Amendment No. 2 (on Form S-8) to Form S-4
     S-4         333-45609       Registration Statement
     S-4/A       333-45609       Pre-Effective Amendment No. 1 (on Form S-4/A) to Form S-4
     POS AM      333-45609       Post-Effective Amendment No. 1 (on Form S-8) to Form S-4
     S-8         333-58923       Registration Statement
     S-8         333-60411       Registration Statement
     S-3         333-71207       Registration Statement
     S-3/A       333-71207       Post-Effective Amendment No. 1 (on From S-3/A) to From S-3
     S-4         333-31827       Registration Statement
     S-4/A       333-31827       Post-Effective Amendment Nos. 1 & 2 (on Form S-4/A) to Form S-4
     S-8         333-61712       Registration Statement
     S-8 POS     333-61712       Post-Effective Amendment No. 1
     S-8         333-67354       Registration Statement
     S-8 POS     333-67354       Post-Effective Amendment  No. 1


                                                /s/ Ernst & Young LLP



Cleveland, Ohio
January 23, 2002